                FUND FOR             [LOGO]
                              GOVERNMENT INVESTORS

                              A MONEY MARKET FUND

                                 ANNUAL REPORT
                               December 31, 1998

--------------------------------------------------------------------------------

                                                                January 21, 1999

Dear Shareholders:

    Fund for Government Investors ended the year with net assets of $571.7 million on December 31, 1998. Net investment income averaged 4.26% of net assets for the year, down from 4.40% for the year ended December 31, 1997. The average maturity for the Fund at year-end was 37 days.

    The economy continued to move ahead in 1998, with little inflation, and interest rates proceeded to move lower throughout the year. Troubles in various foreign economies, such as Asia, Brazil and Russia served as a catalyst for the volatility of financial markets as investors began to turn their backs on riskier, more volatile investments, and head for the safety and liquidity of U.S. Treasuries. The yield on the benchmark 30-year Treasury dropped to as low as 4.71% in October, and finished the year yielding 5.08%, a decline of over 80 basis points for the year. The yield on three-month Treasury Bills also dropped significantly, spurred on by a 75 basis point cut in the overnight Federal Funds rate initiated by the Federal Reserve during a seven-week period from September to November. The Fed Funds rate is currently at 4.75% and three-month T-Bills ended the year yielding roughly 4.52%. The intervention of the Federal Reserve on monetary policy served to stabilize the financial markets, and provide confidence to investors to take on more risks.

    The U.S. economy should move ahead with little inflation as global financial troubles continue to act as a drag on our domestic economy. Low inflation will maintain an environment of low interest rates, especially in Treasuries as they provide the safety and liquidity that investors look for in times of turmoil in the financial markets that we have seen in the past year. Treasuries will also be aided by a continued budget surplus as the Treasury will have less need to borrow, lowering the supply of debt issued. We expect that the Federal Reserve is through easing monetary policy for the near future, as not to put unnecessary stimulus into an economy that appears to have alleviated the deflationary pressures that surfaced in the fourth quarter of 1998. The Federal Reserve maintained their neutral stance on monetary policy at their last meeting in December, and we expect them to continue a wait and see approach for at least the first quarter of 1999 as reports on the status of economy take shape.

    Fund for Government Investors continues its philosophy of conservative investing with safety of assets our primary concern. And as always, we thank you for your continued support and look forward to serving you in 1999.

/s/ Daniel L. O'Connor                    /s/ Richard J. Garvey
Daniel L. O'Connor                        Richard J. Garvey
Chairman of the Board                     President

   4922 Fairmont Avenue  Bethesda, Maryland 20814  800-621-7874  301-657-1517

                         FUND FOR GOVERNMENT INVESTORS

                            STATEMENT OF NET ASSETS

                               December 31, 1998

                                                                                ANNUALIZED
             PAYABLE AT                        MATURITY                       YIELD ON DATE                      VALUE
              MATURITY                           DATE                          OF PURCHASE                      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
UNITED STATES TREASURY BILLS -- 98.8% OF NET ASSETS

            $ 75,000,000   ..............    January 7, 1999  ..............   4.22 - 4.27%   ..............  $ 74,948,229
              50,000,000   ..............   January 14, 1999  ..............       3.97       ..............    49,929,944
             142,390,000   ..............   January 21, 1999  ..............   3.89 - 4.67    ..............   142,053,780
              25,000,000   ..............   January 28, 1999  ..............       4.16       ..............    24,923,875
              25,000,000   ..............   February 4, 1999  ..............       4.49       ..............    24,896,583
              75,000,000   ..............  February 11, 1999  ..............       4.58       ..............    74,618,614
              50,000,000   ..............  February 25, 1999  ..............       4.49       ..............    49,665,417
              25,000,000   ..............      March 4, 1999  ..............       4.54       ..............    24,809,264
              50,000,000   ..............     March 11, 1999  ..............   4.42 - 4.43    ..............    49,586,240
              25,000,000   ..............     March 18, 1999  ..............       4.46       ..............    24,770,153
              25,000,000   ..............      April 1, 1999  ..............       4.64       ..............    24,717,500
                                                                                                              ------------

                                           Total Investments (Cost $564,919,599*)                              564,919,599

                                           Other Assets less Liabilities -- 1.2%                                 6,822,465
                                                                                                              ------------

                                           Net Assets -- 100.0%                                               $571,742,064
                                                                                                              ------------
                                                                                                              ------------

                                           Net Asset Value Per Share
                                           (Based on 571,742,064 Shares Outstanding)
                                                                                                                     $1.00
                                                                                                              ------------
                                                                                                              ------------

              *Same cost is used for Federal income tax purposes.

                Weighted Average Maturity of Portfolio: 37 Days

                       See Notes to Financial Statements.

                         FUND FOR GOVERNMENT INVESTORS

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:

INVESTMENT INCOME (Note 1)....................................................................  $27,919,574

EXPENSES
  Investment Advisory Fee (Note 2)................................................  $2,761,086
  Administrative Fee (Note 2).....................................................   1,395,051    4,156,137
                                                                                    ----------  -----------

NET INVESTMENT INCOME.........................................................................  $23,763,437
                                                                                                -----------
                                                                                                -----------

                       See Notes to Financial Statements.

                         FUND FOR GOVERNMENT INVESTORS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                For the Years Ended December 31,
                                              -------------------------------------
                                                    1998                1997
                                              -----------------   -----------------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS AND DECLARED AS DIVIDENDS TO
SHAREHOLDERS (Note 1).......................  $      23,763,437   $      25,173,185
                                              -----------------   -----------------
                                              -----------------   -----------------

FROM SHARE TRANSACTIONS
(at constant net asset value of $1)

    Shares Purchased........................  $   3,647,766,363   $   2,978,762,541
    Dividends Reinvested....................         23,392,188          24,697,986
                                              -----------------   -----------------

    Total...................................      3,671,158,551       3,003,460,527
    Shares Redeemed.........................     (3,671,729,762)     (2,966,472,206)
                                              -----------------   -----------------

    Increase (Decrease) in Net Assets.......           (571,211)         36,988,321

NET ASSETS -- Beginning of Year.............        572,313,275         535,324,954
                                              -----------------   -----------------

NET ASSETS -- End of Year...................  $     571,742,064   $     572,313,275
                                              -----------------   -----------------
                                              -----------------   -----------------

                       See Notes to Financial Statements.

                         FUND FOR GOVERNMENT INVESTORS

                              FINANCIAL HIGHLIGHTS

                                                    For the Years Ended December 31,
                                          ----------------------------------------------------
                                            1998       1997       1996       1995       1994
                                          --------   --------   --------   --------   --------

PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of
    Year................................     $1.00      $1.00      $1.00      $1.00      $1.00
                                          --------   --------   --------   --------   --------
  Income from Investment Operations:
    Net Investment Income...............      0.04       0.04       0.04       0.05       0.03
                                          --------   --------   --------   --------   --------
      Total from Investment
        Operations......................      0.04       0.04       0.04       0.05       0.03
                                          --------   --------   --------   --------   --------
  Distributions to Shareholders:
    From Net Investment Income..........     (0.04)     (0.04)     (0.04)     (0.05)     (0.03)
                                          --------   --------   --------   --------   --------
      Total Distributions to
        Shareholders....................     (0.04)     (0.04)     (0.04)     (0.05)     (0.03)
                                          --------   --------   --------   --------   --------
  Net Increase in Net Asset Value.......      0.00       0.00       0.00       0.00       0.00
                                          --------   --------   --------   --------   --------
  Net Asset Value -- End of Year........     $1.00      $1.00      $1.00      $1.00      $1.00
                                          --------   --------   --------   --------   --------
                                          --------   --------   --------   --------   --------

TOTAL INVESTMENT RETURN.................     4.34%      4.49%      4.50%      5.04%      3.38%

RATIOS TO AVERAGE NET ASSETS:
  Expenses..............................     0.74%      0.74%      0.74%      0.74%      0.75%
  Net Investment Income.................     4.26%      4.40%      4.41%      4.93%      3.31%

SUPPLEMENTARY DATA:
  Number of Shares Outstanding at End of
    Year with a Net Asset Value of $1
    (000s omitted)......................   571,742    572,313    535,325    577,194    524,154

                       See Notes to Financial Statements.

                         FUND FOR GOVERNMENT INVESTORS

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

Fund for Government Investors (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and invests only in U.S. Government Securities. The Fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund consistently follows:

       (a) Investments are valued at amortized cost, which approximates market value. Amortized cost is the purchase price of the security plus accumulated discount or minus amortized premium from the date of purchase.

       (b) Investment income is recorded as earned.

       (c) Net investment income is computed, and dividends are declared daily. Dividends are paid monthly and reinvested in additional shares unless shareholders request payment.

       (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISER AND SHAREHOLDER SERVICING AGENT

Investment advisory and management services are provided by Money Management Associates (the "Adviser") under an agreement whereby the Fund pays a fee at an annual rate based on the Fund's net assets as follows: 0.50% of the first $500 million; 0.45% of the next $250 million; 0.40% of the next $250 million; and 0.35% of the net assets that exceed $1 billion. Certain Officers and Trustees of the Fund are affiliated with the Adviser.

Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Adviser, provides custodial services, transfer agency, dividend disbursing and other shareholder services to the Fund. Rushmore Trust is paid an administrative fee at an annual rate of 0.25% of the average daily net assets to cover the cost of these services as well as other expenses of the Fund except for interest and extraordinary legal expenses. The Fund has an agreement with Rushmore Trust to receive short-term borrowings to cover share redemptions. No borrowings were outstanding at December 31, 1998.

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees

of Fund for Government Investors:

We have audited the statement of net assets of Fund for Government Investors (the "Fund") as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the five years in the period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the net assets of Fund for Government Investors at December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Princeton, New Jersey
January 27, 1999

                                               FUND FOR GOVERNMENT INVESTORS

                                                       ANNUAL REPORT
                                                     DECEMBER 31, 1998